Supplement to the
Fidelity Advisor® New Insights Fund
Class A, Class M, Class C, Class I, and Class Z
March 1, 2025
Summary Prospectus

The following information supplements information found in the "Fund Summary" section under the "Portfolio Manager(s)" heading.
It is expected that Mr. Danoff will retire effective on or about December 31, 2026. At that time, he will no longer serve as a Co-Portfolio Manager for the fund.
The following information supplements information found in the "Fund Summary" section under the "Portfolio Manager(s)" heading.
Matthew Drukker (Co-Portfolio Manager) has managed the fund since 2025.
ANIF-SUSTK-0126-104 1.9881418.104	January 27, 2026